                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 29, 1994





Exact Name of Registrant                    Commission     I.R.S. Employer
as Specified in Its Charter                 File Number   Identification No.
- -----------------------------------------   -----------   ------------------

Hawaiian Electric Industries, Inc.           1-8503           99-0208097
Hawaiian Electric Company, Inc.              1-4955           99-0040500



                                State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc.
               (808) 543-7771 - Hawaiian Electric Company, Inc.



                                     None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS


On November 29, 1994, Hawaiian Electric Industries, Inc. (HEI) issued the following news release:

     HAWAIIAN ELECTRIC INDUSTRIES, INC. SUBSIDIARIES RECEIVE ORDER ON POSTRETIREMENT BENEFIT ACCOUNTING

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today reported that the Hawaii Public Utilities Commission issued a decision and order on a generic docket authorizing recovery of the full cost of postretirement benefits other than pensions. The generic docket stemmed from a new accounting pronouncement ("Employers' Accounting for Postretirement Benefits Other Than Pensions" - SFAS 106) which mandated accrual accounting for the cost of postretirement benefits, rather than pay-as-you-go accounting.

     The order affects HEI's electric utility subsidiaries that serve the islands of Oahu, Maui, Lanai, Molokai and Hawaii, as well as its maritime freight transportation subsidiary. The order takes effect January 1, 1995.

     Hawaiian Electric Industries is a diversified holding company that delivers essential services to the people of Hawaii through its electric utility, savings bank, maritime freight transportation and real estate development subsidiaries.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.       HAWAIIAN ELECTRIC COMPANY, INC.
            (Registrant)                          (Registrant)



/s/ Robert F. Mougeot                    /s/ Paul A. Oyer
- ------------------------------------     --------------------------------------
Robert F. Mougeot                        Paul A. Oyer
Financial Vice President and             Financial Vice President and Treasurer
  Chief Financial Officer                (Principal Financial Officer of HECO)
(Principal Financial Officer of HEI)

Date:  December 1, 1994                  Date:  December 1, 1994



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